Note 19	12 Months Ended
Dec. 31, 2024
Tax Assets And Liabilties [Abstract]
Disclosure of tax assets and liabilities [Text Block]	Tax assets and liabilitiesConsolidated tax group
Pursuant to current legislation, BBVA consolidated tax group in Spain includes the Bank (as the parent company) and its Spanish subsidiaries that meet the requirements provided for under Spanish legislation regulating the taxation regime for the consolidated profit of corporate groups.
The Group’s non-Spanish banks and subsidiaries file tax returns in accordance with the tax legislation in force in each country.
Years open for review by the tax authorities
As of December 31, 2024, the BBVA consolidated tax group in Spain was undergoing inspection in connection with the years 2017 to 2020, with respect to the main taxes applicable to it.
The remainder of the Spanish consolidated entities in general have the last four years open for inspection by the tax authorities for the main taxes applicable, except for those in which there has been an interruption of the limitation period due to the start of an inspection.
Notwithstanding the above, the application of the temporary tax on credit institutions by BBVA, S.A. for the year 2023 is being reviewed by the Tax Administration.
With respect to the other main jurisdictions in which the Group is present and carries out its activity, in Mexico, during fiscal year 2024 the review procedure corresponding to fiscal year 2018 for the income tax of BBVA México, S.A. has continued.
With regard to the coverage, if applicable, of tax risks identified in the consolidated financial statements, it may involve either the recording of a provision or a lower deferred tax asset or tax credit to the extent that the risk being hedged had previously given rise to the registration of a deferred tax asset or tax credit.
In this regard, in the terms indicated in the previous paragraph, the Group has established provisions that, without prejudice to the uncertainty associated with any ongoing processes, it considers appropriate taking into account the identified risks (in accordance with the relevant evaluation and estimation possibilities of such risks) and that, in no case, are considered individually significant.
Without prejudice to the foregoing, due to the possible different interpretations that may be given to certain tax regulations, the results of the inspections that, where appropriate, are carried out by the tax authorities are likely to reveal other contingent tax liabilities, the amount of which It is not possible to quantify objectively at the present time. However, the Group estimates that the possibility of these contingent liabilities materializing is remote and, in any case, the tax debt that could arise from them would not significantly affect the accompanying consolidated financial statements of the Group.
Reconciliation of the tax expense
The reconciliation of the Group’s corporate income tax expense resulting from the application of the Spanish corporation income tax rate and the income tax expense recognized in the consolidated income statements is as follows:

Reconciliation of taxation at the Spanish corporation tax rate to the tax expense recorded for the year (Millions of Euros)
	2024		2023		2022 ⁽¹⁾
	Amount	Effective tax %	Amount	Effective tax %	Amount	Effective tax %
Profit or (-) loss before tax	15,405		12,419		10,268
From continuing operations	15,405		12,419		10,268
From discontinued operations	—		—		—
Taxation at Spanish corporation tax rate 30%	4,622		3,726		3,080
Lower/higher effective tax rate from foreign entities ⁽²⁾	193		2		317
Mexico	(180)	28%	(194)	27%	(203)	26%
Chile	(2)	23%	(4)	11%	(8)	13%
Colombia	(1)	29%	(25)	14%	24	37%
Peru	(44)	23%	(55)	20%	(16)	27%
Turkey	498	62%	314	57%	621	70%
USA	(14)	26%	5	33%	17	17%
Others	(64)		(39)		(118)
Revenues with lower tax rate (dividends/capital gains)	(44)		(26)		(25)
Equity accounted earnings	(14)		(8)		(6)
Other effects ⁽³⁾	73		309		139
Income tax	4,830		4,003		3,505
Of which: Continuing operations	4,830		4,003		3,505
Of which: Discontinued operations	—		—		—
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Note 1.3).
(2) Calculated by applying the difference between the tax rate in force in Spain and the one applied to the Group’s earnings in each jurisdiction.
(3) Regarding 2024, it shows the net impact of several tax effects that include, among others, (i) the accounting record of the impact associated with the declaration of unconstitutionality of certain measures relating to the Spanish Corporate Income Tax introduced by Royal Decree-Law 3/2016, as well as the impact of some of the measures introduced by Law 7/2024 on Corporate Income Tax that, in particular, are aimed at reinstating the measures declared unconstitutional, (ii) the non-deductibility of the temporary taxation of credit institutions recorded for accounting purposes in the year 2024 (see Note 19.6), and (iii) the effects of the limitation of the exemption on intra-group dividends and the withholding taxes associated with them.
The effective income tax rate for the Group in the years ended December 31, 2024, 2023 and 2022 is as follows:

Effective tax rate (Millions of Euros)
	2024	2023	2022 ⁽¹⁾
Income from:
Consolidated tax group in Spain	4,810	2,601	2,206
Other Spanish entities	(41)	6	(462)
Foreign entities	10,636	9,812	8,524
Gains (losses) before taxes from continuing operations	15,405	12,419	10,268
Tax expense or income related to profit or loss from continuing operations ⁽²⁾	4,830	4,003	3,505
Effective tax rate	31.4%	32.2%	34.1%
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Note 1.3).
(2) In 2024, €3,970 million and €860 million corresponded to current tax expenses and deferred tax expenses, respectively.

In 2024, in general terms, there have been no changes in the nominal Corporate Income Tax rate in the main countries in which the Group is present compared to those existing in the previous period. In 2023, the changes in the nominal tax rate in Corporate Income Tax, with respect to those existing in the previous year in the main countries in which the Group is present, were Turkey (from 25% to 30%) and Colombia (from 38% to 40%).
Income tax recognized in equity
Regardless of the income tax expense recognized in the consolidated income statements, the Group has recognized income tax charges in the consolidated total equity in 2024, 2023 and 2022 for €543 million, €285 million and €745 million, respectively, mainly due to debt securities, actuarial gains and losses and cash flow hedges.
Tax assets and liabilities
The balance under the heading "Tax assets" in the consolidated balance sheets includes the balances receivable from the tax authorities relating to current and deferred tax assets. The balance under the “Tax liabilities” heading includes the balances payable in respect of the Group’s various current and deferred tax liabilities. The details of the mentioned tax assets and liabilities are as follows:

Tax assets and liabilities (Millions of Euros)
	2024	2023	2022 ⁽²⁾
Tax assets
Current tax assets ⁽¹⁾	4,295	2,860	1,978
Deferred tax assets	14,354	14,641	14,747
Pensions	534	445	422
Financial Instruments	1,335	1,069	1,478
Loss allowances	2,158	2,127	1,834
Other	1,495	1,467	1,261
Secured tax assets	7,979	8,534	8,689
Tax losses	853	999	1,063
Total	18,650	17,501	16,725
Tax liabilities
Current tax liabilities ⁽¹⁾	575	878	1,415
Deferred tax liabilities	2,458	1,677	1,520
Financial Instruments	915	761	557
Other	1,543	916	963
Total	3,033	2,554	2,935
(1) In 2024, the increase in current tax assets corresponds mainly to a higher tax receivable of the tax group in Spain, as well as in Mexico and Colombia, in relation to the Corporate Income Tax for the year 2024 related to the installment payments made in the year. On the other hand, the decrease in current tax liabilities corresponds mainly to the decrease in the tax payable in Mexico and Argentina in relation to the estimated income tax for the year 2023.
(2) Balances corresponding to 2022 have been restated according to IFRS 17 (see Note 1.3).
The most significant variations of the deferred tax assets and liabilities in the years 2024, 2023 and 2022 were derived from the following items:

Deferred tax assets and liabilities. Annual variations (Millions of Euros)
	2024		2023		2022⁽¹⁾
	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities
Balance at the beginning	14,641	1,677	14,747	1,520	14,917	1,769
Pensions	89	—	23	—	6	—
Financials instruments	266	154	(409)	204	70	(567)
Loss allowances	31	—	293	—	158	—
Others	28	627	206	(47)	160	318
Secured tax assets	(555)	—	(155)	—	(615)	—
Tax losses	(146)	—	(64)	—	51	—
Balance at the end	14,354	2,458	14,641	1,677	14,747	1,520
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Note 1.3).
The changes in deferred tax assets and liabilities in 2024 were mainly attributable to:
–Secured tax assets decreased as a result of the offsetting of these assets provided for in the estimate of the Spanish tax group's income tax for 2024, as well as due to the effects associated with the declaration of unconstitutionality of certain measures relating to Corporate Income Tax introduced by Royal Decree Law 3/2016 in Spain.
–There was a decrease in tax assets due to tax losses because, in 2024, the tax Group in Spain generated positive taxable income that allowed the offsetting of tax losses and deductions; its balance was also affected, among others, by the effects associated with the declaration of unconstitutionality referred to above.
–Changes in the amount of deferred tax assets (other than those guaranteed and those linked to tax losses) net of deferred tax liabilities were mainly due to the effect of exchange rates, especially in the case of Mexico and Turkey, the effects associated with the valuation of financial instruments and the functioning of the Corporate Income Tax in which, due to the differences between accounting and taxation criteria, there are constant movements in deferred taxes.
Of the deferred tax assets and liabilities shown above, those included in Note 19.4 above have been recognized against the entity's equity, and the rest against earnings for the year or reserves.
As of December 31, 2024, 2023 and 2022, the estimated amount of temporary differences associated with investments in subsidiaries, joint ventures and associates, which were not recognized as deferred tax liabilities in the consolidated balance sheets, amounted to €230, €96 and €88 million, respectively.
With respect to the deferred tax assets shown above, the table below shows the amounts guaranteed by the Spanish government, broken down by the items that originated the relevant assets:

Secured tax assets (Millions of Euros)
	2024	2023	2022
Pensions	1,622	1,622	1,622
Loss allowances	6,357	6,912	7,067
Total	7,979	8,534	8,689
As of December 31, 2024, non-guaranteed net deferred tax assets amounted to €3,918 million (€4,430 million and €4,537 million as of December 31, 2023 and 2022, respectively). The breakdown by major geographical areas was as follows:
–Spain: Net deferred tax assets recognized in Spain totaled €1,421 million as of December 31, 2024 (€1,805 and €2,424 million as of December 31, 2023 and 2022, respectively). €685 million of the figure recorded in the year ended December 31, 2024 for net deferred tax assets related to tax credits and tax loss carry forwards and €736 million relate to temporary differences.
–Mexico: Net deferred tax assets recognized in Mexico amounted to €1,798 million as of December 31, 2024 (€1,899 and €1,640 million as of December 31, 2023 and 2022, respectively). Practically all of deferred tax assets as of December 31, 2024 relate to temporary differences.
–South America: Net deferred tax assets recognized in South America amounted to €245 million as of December 31, 2024 (€213 and €227 million as of December 31, 2023 and 2022, respectively). Of the figure recorded at year-end 2024 for net deferred tax assets, €147 million relate to tax credits for tax loss carryforwards and €98 million have arisen as temporary differences.
–Turkey: Net deferred tax assets recognized in Turkey amounted to €443 million as of December 31, 2024 (€499 and €228 million as of December 31, 2023 and 2022, respectively). All of the deferred tax assets have arisen as temporary differences.
Based on the information available as of December 31, 2024, including historical levels of benefits and projected results available to the Group, the Group has carried out an analysis of its recovery of deferred tax assets and liabilities and it is considered that there is sufficient positive evidence, in excess of the negative evidence, that sufficient positive taxable income will be generated for the recovery of the aforementioned unsecured deferred tax assets when they become deductible in accordance with tax legislation. In this respect, in the specific case of the tax Group in Spain, the Group estimates that it will be able to generate sufficient taxable income to offset the tax loss carryforwards and deductions recorded for accounting purposes within a period under 10 years.
On the other hand, the Group has not recognized for accounting purposes (or, as the case may be, has been subject to a valuation adjustment) certain deferred tax assets (tax loss carryforwards, deductions and temporary differences) for which, in general, there is no legal period for offsetting, amounting to approximately €2,507 million (in terms of quota), which mainly arise from the integration of Catalunya Banc in the case of Spain, in accordance with the following breakdown by each of the jurisdictions in which the Group is located and carries on its business activities: (i) Spain: €2,395,411 thousand; (ii) United States: €37,829 thousand; (iii) Mexico: €24,615 thousand; (iv) France: €12,939 thousand; (v) Portugal: €11,654 thousand; (vi) Colombia: €10,718 thousand; (vii) Peru: €4,289 thousand; (viii) Brazil: €3,164 thousand; (ix) Japan: €2,766 thousand; (x) Turkey: €2,943 thousand; (xi) Netherlands: €794 thousand; (xii) Singapore: €171 thousand; and (xiii) China: €64 thousand.
In connection with the above, it should be noted that within the framework of the ongoing process of rationalization of the Group's corporate structure which, among other things, may provide for the future dissolution and liquidation of companies, the materialization of the aforementioned deferred tax assets not recognized for accounting purposes may take place in the Group company that is a shareholder of the entity being dissolved and liquidated, as a result of the disclosure of tax losses pending deduction associated with the shareholding of the company which, as the case may be, is dissolved and liquidated.
Other contributions and taxes
Temporary tax on credit institutions in Spain
On December 28, 2022, the Law for the establishment of the temporary tax on credit institutions and financial credit establishments was published in the Official State Gazette.
This law establishes an obligation to pay a non-taxable equity benefit of public nature during the years 2023 and 2024 on those credit institutions that operate in Spain whose aggregate interest income and fee and commission income in 2019 was €800 million or more.
The amount of the non-taxable equity benefit to be paid is the result of applying the percentage of 4.8% to the sum of the net interest income and fee and commission income and expense derived from the activity carried out in Spain, as shown in the income statement of the tax consolidation group to which the credit institutions belongs, corresponding to the calendar year prior to the year in which the obligation to make such a payment arose. The payment obligation arises on the first day of the calendar year of fiscal years 2023 and 2024.
The impact of the payment required to be made by BBVA on account of this benefit in 2024 amounted to €285 million and was recorded under "Other operating expense" in the consolidated income statement (see Note 42).
Tax on net interest income and commissions of certain financial institutions in Spain
On December 21, 2024, Law 7/2024 was published in the Official State Gazette, the ninth Final Provision of which regulates a new tax on the interest margin and commissions of certain financial entities, including Banco Bilbao Vizcaya Argentaria, S.A. The tax is levied on the interest margin and commissions obtained by credit institutions from the activity they carry out in Spain and is applicable to the first three consecutive tax periods that begin on January 1, 2024.
Subsequently, Royal Decree-Law 9/2024, which came into force on December 25, 2024, modified certain aspects of the tax approved by Law 7/2024, among other things, the tax period and the accrual of the new tax. However, this Royal Decree-Law has not been validated by the Congress of Deputies so, as of the date of these Consolidated Financial Statements, it is repealed.
No impact associated with this tax has been recorded in the Consolidated Financial Statements for the year ended December 31, 2024.
Complementary tax to ensure a global minimum top up tax for multinational groups and large domestic groups (Pillar Two)
On December 20, 2024, Law 7/2024 of December 20, 2024 was approved in Spain, establishing a Complementary Tax to guarantee an overall minimum level of taxation for multinational groups and large domestic groups, a Tax on the net interest income and fee and commission of certain financial institutions and a Tax on liquids for electronic cigarettes and other tobacco-related products, and amending other tax regulations.
This law transposes Council Directive (EU) 2022/2523 of December 15, 2022, which incorporates the Pillar Two rules into the European legal framework.
The aforementioned Law has been approved with effect for tax periods beginning on or after December 31, 2023. Consequently, at the end of the year 2024, the Group is subject to the Pillar Two rules.
In compliance with current legislation, the Group has calculated the estimated impact of the Complementary Tax based on the Transitional Safe Harbor analysis and on the basis of the figures used in the preparation of the Group's consolidated financial statements in each of its constituent jurisdictions.
As a result of this estimated calculation, it has been determined that most of the jurisdictions in which the Group operates, with the exception of a small number of countries representing an immaterial percentage of the BBVA Group's profit (loss) before tax, exceed the minimum effective tax rate of 15% and, therefore, do not accrue Complementary Tax. For those jurisdictions that do not meet this threshold, BBVA, S.A., as the ultimate parent company of the Group, as of December 31, 2024, has recognized as a current tax expense the corresponding estimated supplementary tax associated with those jurisdictions, the amount of which is very immaterial.
Finally, it should be noted that the BBVA Group applies the mandatory exception to the recognition and disclosure of deferred tax assets and liabilities in relation to Pillar Two.